EXHIBIT 99.3


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                     LIQUIDITY REIMBURSEMENT AGREEMENT



                                  between




             CITIBANK, N.A., ACTING THROUGH ITS NASSAU BRANCH,


                                    and


                              CITIBANK, N.A.,

                      not in its individual capacity,
          but solely as Trustee of Guaranteed Trade Trust 1997-A

                       dated as of November 26, 1997


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                             TABLE OF CONTENTS

                                                                          Page

                                 ARTICLE I
                                DEFINITIONS

Section 1.1  Definitions.....................................................1


                                ARTICLE II
                               THE ADVANCES

Section 2.1  Commitment......................................................5
Section 2.2  Notice of Drawing...............................................5
Section 2.3  Disbursement of Funds...........................................5
Section 2.4  Evidence of Obligation to Reimburse.............................6
Section 2.5  Interest Payments; Remittances of Interest by Trustee...........6
Section 2.6  Remittances of Reimbursements by Trustee........................6
Section 2.7  Reimbursement on Non-Business Days..............................6
Section 2.8  Method and Place of Reimbursement...............................6
Section 2.9  Limitations on Trustee's Obligations to Remit...................7
Section 2.10 Obligations Absolute............................................7


                                ARTICLE III
                           CONDITIONS PRECEDENT

Section 3.1  Conditions Precedent to Effectiveness...........................7
Section 3.2  Conditions Precedent to Each Advance............................9


                                ARTICLE IV
                      REPRESENTATIONS AND WARRANTIES

Section 4.1  Representations and Warranties of the Company, the Trustee
              and Citibank...................................................9


                                 ARTICLE V
                          COMPANY FAILURE EVENTS

Section 5.1  Company Failure Events.........................................10


                                ARTICLE VI
                               MISCELLANEOUS

Section 6.1  Exercise of Rights.............................................10
Section 6.2  Successors and Assigns.........................................10
Section 6.3  Headings.......................................................10
Section 6.4  Notices; Requests; Demands.....................................11
Section 6.5  Survival of Representations and Warranties.....................12
Section 6.6  Governing Law..................................................12
Section 6.7  Counterparts...................................................12
Section 6.8  Further Assurances.............................................12
Section 6.9  Recourse.......................................................13
Section 6.10 Judgment Currency..............................................13
Section 6.11 Effective Date.................................................13
Section 6.12 Amendment......................................................13


EXHIBITS

Exhibit A - Form of Notice of Drawing
Exhibit B - Opinion of Special Counsel to the Trustee
Exhibit C - Opinion of General Counsel of Eximbank



                     LIQUIDITY REIMBURSEMENT AGREEMENT

            LIQUIDITY REIMBURSEMENT AGREEMENT dated as of November 26, 1997 among CITIBANK, N.A., ACTING THROUGH ITS NASSAU BRANCH (in such capacity, the "Provider") and CITIBANK, N.A., not in its individual capacity, but solely as trustee (in such capacity, the "Trustee") of GUARANTEED TRADE TRUST 1997-A (the "Trust").

                             W I T N E S S E T H:

            WHEREAS, Citicorp North America, Inc. (the "Depositor") proposes to purchase a Promissory Note (as defined herein) of Empresa Colombiana de Petroleos (the "Company") from Citibank, N.A., acting through its Nassau Branch (in such capacity, the "Originator")

            WHEREAS, the Depositor proposes to deposit such Promissory
Note in the Trust which will in turn issue Guaranteed Trade Certificates evidencing interests in the Promissory Note (the "Certificates") pursuant to the Declaration of Trust (as defined herein) and the Depositor proposes to sell the Certificates;

            WHEREAS, as a condition to the purchase by the Depositor of the Promissory Note from the Originator and the issuance of the Certificates by the Trust, the Depositor and the Trust require that the timely distribution of principal and interest to holders of Certificates be supported by the irrevocable mechanism provided by this Agreement;

            WHEREAS, subject to the terms and conditions set forth herein and in a Letter Agreement of even date between the Company and the Provider, the Provider is willing to provide the Trust the mechanism provided herein and in the Declaration of Trust;

            NOW THEREFORE, it is agreed:

                                 ARTICLE I

                                DEFINITIONS

            Section 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both singular and plural forms of the terms defined):

            "Advance" shall have the meaning provided in Section 2.1.

            "Agreement" shall mean this Liquidity Reimbursement Agreement as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof.

            "Base Rate" shall mean the fluctuating rate per annum, as shall be in effect from time to time, equal to the higher of (i) the rate of interest announced publicly by Citibank, N.A. in New York, New York, from time to time as Citibank, N.A.'s Base Rate or (ii) 50 basis points per annum above the Federal Funds Rate.

            "Business Day" means any day on which banks and the Federal Reserve Bank of New York are open for business in New York.

            "Certificates" shall have the meaning provided in the Declaration of Trust.

            "Certificate Liquidity Bank Account" shall have the meaning provided in Section 2.8 of this Agreement.

            "Colombian Business Day" shall mean any Business Day on which banks are open for business in Colombia.

            "Commitment" shall mean $16,460,815.39, but in no event less than an amount equal to the Maximum Payment Amount.

            "Company" shall have the meaning provided in the first paragraph of this Agreement.

            "Company Documents" shall mean and include the Credit
Agreement, the Letter Agreement, the Promissory Note and the Reimbursement Promissory Note.

            "Company Failure Event" shall have the meaning provided in the Reimbursement Promissory Note.

            "Credit Agreement" shall mean the Credit Agreement dated as of April 1, 1996 among the Originator, the Company and Eximbank, as the same may at any time be amended or modified and in effect, in accordance with the terms hereof and thereof.

            "Credit Agreement Event of Default" shall mean an "Event of Default" as defined in the Credit Agreement.

            "Declaration of Trust" shall mean the Supplement and the Master
Terms.

            "Depositor" shall have the meaning provided in the first paragraph to this Agreement.

            "Effective Date" shall have the meaning provided in Section 6.11.

            "Eximbank" shall mean the Export-Import Bank of the United States.

            "Eximbank Guarantee Agreement" shall mean the Guarantee Agreement dated as of April 1, 1996 between the Provider and Eximbank, as the same may at any time be amended or modified and in effect, in accordance with the terms hereof and thereof.

            "Expiry Date" shall mean the earlier of (a) July 15, 2003 or
(ii) the date on which Payment Certificates are delivered to the Trustee by Eximbank.

            "Federal Funds Rate" shall mean, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day for such transactions received by the Provider from three federal funds brokers of recognized standing selected by it.

            "Guarantee Legend" shall mean the guarantee legend of Eximbank endorsed on the Promissory Note pursuant to Section 3.02 of the Eximbank Guarantee Agreement.

            "Guaranteed Interest Rate" shall have the meaning provided in the Eximbank Guarantee Agreement.

            "Interest" shall mean, with respect to each day on which an Advance is outstanding and has not been reimbursed under this Agreement, an amount equal to the unpaid amount of such outstanding Advance times the applicable Interest Rate.

            "Interest Rate" shall mean, (A) with respect to any day on or prior to the fifteenth day after the making of an Advance, the greater of
(i) a per annum interest rate expressed as a percentage equal to the Base Rate less 50 basis points per annum (calculated and applied on the basis of the actual number of days and a year of 360 days) and (ii) the Guaranteed Interest Rate (calculated and applied on the basis of a 360-day year consisting of twelve 30-day months) and (B) with respect to any day following the fifteenth day after the making of an Advance, the greater of
(i) a per annum interest rate expressed as a percentage equal to the Base Rate (calculated and applied on the basis of the actual number of days and a year of 360 days) and (ii) the Guaranteed Interest Rate (calculated and applied on the basis of a 360-day year consisting of twelve 30-day months).

            "Letter Agreement" shall mean the Letter Agreement dated November 26, 1997 between the Company and the Provider.

            "Master Terms" shall mean the Master Terms of Trust dated as of November 26, 1997 between the Trustee and the Depositor, as the same may at any time be amended or modified and in effect, in accordance with the terms hereof and thereof.

            "Maximum Payment Amount" shall mean the maximum remaining scheduled installment of principal and interest due at any time on the Promissory Note, provided that for purposes of determining the Maximum Payment Amount hereunder, the maximum remaining scheduled installment of principal and interest due with respect to the Promissory Note upon assignment to Eximbank in exchange for a Payment Certificate pursuant to
Section 4.03 of the Eximbank Guarantee Agreement shall equal zero.

            "Notice of Drawing" shall have the meaning provided in Section
2.2.

            "Originator" shall have the meaning provided in the first paragraph of this Agreement.

            "Payment Certificates" shall mean certificates issued by Eximbank to the Trustee for the benefit of the holders of Certificates pursuant to Section 4.05 of the Eximbank Guarantee Agreement under the circumstances described therein.

            "Payment Deficiency" shall mean, on any Promissory Note Payment Date, the difference obtained (if a positive number) by subtracting (x) all amounts received by the Trustee from or on behalf of the Company (other than by means of an Advance) in respect of principal and interest due and payable on the Promissory Note with respect to such Promissory Note Payment Date from (y) all scheduled payments of principal and interest due and payable on such Promissory Note Payment Date.

            "Promissory Note" shall mean the Promissory Note of the Company issued pursuant to the Credit Agreement.

            "Promissory Note Payment Date" shall have the meaning provided in the Declaration of Trust, provided that for purposes of this Agreement, with respect to a Promissory Note which is assigned to Eximbank in exchange for a Payment Certificate pursuant to Section 4.05 of the Eximbank Guarantee Agreement, no Promissory Note Payment Date shall occur after the date such Payment Certificate is delivered to the Trustee.

            "Prospectus" shall mean the Prospectus dated November 6, 1997 as it relates to the Certificates.

            "Prospectus Supplement" shall mean the Prospectus Supplement dated November 21, 1997 relating to the Certificates.

            "Provider" shall have the meaning provided in the first paragraph of this Agreement.

            "Provider's Office" shall mean the office of the Provider at 111 Wall Street, Fifth Floor, New York, NY 10005, Attention: Corporate Trust Department, or such other office as the Provider may designate in writing to the Trustee and the Company.

            "Reimbursement Failure" shall mean the failure of the Provider to be reimbursed in full for the entire amount of an Advance, together with any interest accrued thereon at the Guaranteed Interest Rate, within 150 days of the date such Advance is made.

            "Reimbursement Promissory Note" shall mean the promissory note of the Company delivered pursuant to the Letter Agreement and in substantially the form attached thereto as Exhibit A.

            "Supplement" shall mean the Supplement to the Declaration of Trust dated as of November 26, 1997 between the Depositor and the Trustee, as the same may at any time be amended or modified and in effect, in accordance with the terms hereof and thereof.

            "Transfer Agreement" shall mean the Transfer Agreement dated November 26, 1997 between the Depositor and the Originator, as the same may at any time be amended or modified and in effect, in accordance with the terms hereof and thereof.

            "Trust" shall have the meaning provided in the first paragraph of this Agreement.

            "Trustee" shall mean Citibank, N.A., not in its individual capacity but solely as trustee of the Trust under the Declaration of Trust, and any of its successors and assigns in such capacity.

            "Underwriter" shall mean Citicorp Securities, Inc.

            "Underwriting Agreement" shall mean the Underwriting Agreement dated November 21, 1997 between the Underwriter, the Depositor and the Company.

                                ARTICLE II

                               THE ADVANCES

            Section 2.1 Commitment. The Provider hereby irrevocably agrees, for the benefit of the Trustee, on behalf of the Trust, on the terms and conditions hereinafter set forth, to make advances (the "Advances") in the event of a Payment Deficiency as provided herein from time to time on any Business Day during the period from and including November 26, 1997, to and including the Expiry Date in an amount not to exceed the Commitment; provided that, in no event shall the amount of an Advance exceed the amount of the Payment Deficiency to which such Advance relates. Funds may from time to time be advanced, reimbursed pursuant to Sections 2.6 or 2.9 and readvanced under this Article II.

            Section 2.2 Notice of Drawing. Whenever required pursuant to
Section 3.3(a)(i) of the Declaration of Trust, the Trustee on behalf of the Trust shall give the Provider at the Provider's Office written notice or telephonic notice (to be promptly confirmed in writing thereafter) by no later than 10:30 a.m. (New York City time) on the proposed advance date. Each such written notice (each, a "Notice of Drawing") shall be in substantially the form of Exhibit A hereto and shall specify the principal amount the Trustee requires the Provider to advance hereunder.

            Section 2.3 Disbursement of Funds. Subject to the satisfaction of the conditions set forth in Article III, by no later than 12:30 p.m. (New York City time) on the requested date of advance specified in the Notice of Drawing, the Provider will deliver to the Trustee, on behalf of the Trust, in freely transferable U.S. dollars and in immediately available funds, the Advance requested to be made on such date.

            Section 2.4 Evidence of Obligation to Reimburse. (a) The Provider shall maintain an account or accounts evidencing the obligation of the Trustee to remit funds on behalf of the Trust pursuant to the Declaration of Trust to the Provider, and of the obligation of the Company to reimburse the Provider pursuant to the Letter Agreement and the Reimbursement Promissory Note, from time to time resulting from each Advance, including the amounts of any Advances reimbursed to the Provider and any Interest paid from time to time hereunder. The entries made in such account or accounts shall be prima facie evidence of the amounts thus owed. The failure of the Provider to make any such entry shall in no manner affect the obligation of the Trustee to remit funds to the Provider pursuant to the Declaration of Trust or of the Company to reimburse the Provider for any Advances hereunder or to pay to the Provider any Interest arising under the Reimbursement Promissory Note.

            Section 2.5 Interest Payments; Remittances of Interest by Trustee. (a) Pursuant to Section 5.3(b) of the Declaration of Trust and subject to Section 2.9 hereof, the Trustee, on behalf of the Trust, agrees to remit Interest to the Provider with respect to the unreimbursed amount of each Advance from and including the date such Advance is made to but excluding the date such Advance is reimbursed in full by the Company pursuant to the Letter Agreement and the Reimbursement Promissory Note and, to the extent that such Interest is so remitted by the Trustee to the Provider, such Interest shall be credited against amounts owed by the Company pursuant to the Letter Agreement and the Reimbursement Promissory Note.

            Section 2.6 Remittances of Reimbursements by Trustee. Pursuant to Section 5.3(b) of the Declaration of Trust and subject to Section 2.9 hereof, the Trustee, on behalf of the Trust, agrees to remit to the Provider the entire amount of each Advance not reimbursed by the Company pursuant to the Letter Agreement and the Reimbursement Promissory Note and, to the extent that such amount is so remitted by the Trustee to the Provider, such amount shall be credited by the Provider against amounts owed by the Company pursuant to this Section 2.6.

            Section 2.7 Reimbursement on Non-Business Days. Whenever any reimbursement or payment to be made hereunder shall be stated to be required to be made on a day which is not a Business Day, the date on which such reimbursement or payment is required to be made shall be extended to the next succeeding Business Day, provided that the Interest shall continue to be applied at the Interest Rate during such extension.

            Section 2.8 Method and Place of Reimbursement. All reimbursements and payments to the Provider under this Agreement shall be made without offset, counterclaim or setoff, to the account of the Provider at Citibank, Account Number (the "Certificate Liquidity Bank Account") on the date when required to be made and shall be made in freely transferable U.S. dollars and in immediately available funds. Amounts reimbursed or paid hereunder shall be applied first to payment of any Interest and then to reimbursement of Advances.

            Section 2.9 Limitations on Trustee's Obligations to Remit. Except as otherwise provided in Section 3.7 of the Declaration of Trust, the Trustee's obligations to remit funds to reimburse the Provider for an Advance and to pay any Interest shall be satisfied solely from the assets of the Trust as provided in the Declaration of Trust and no recourse shall be had for any such obligation against the Trustee or any asset of the Trustee.

            Section 2.10 Obligations Absolute. Except as provided in
Article III hereof, the obligations of the Provider to make Advances hereunder shall be absolute and irrevocable and such Advances shall be made in accordance with the terms hereof, irrespective of any right, claim or defense (including the defense of fraud) that the Provider may have at any time against the Trustee, the Trust or the Company, whether in connection with this Agreement, the transactions contemplated hereunder or by the Company Documents or any unrelated transaction and notwithstanding the bankruptcy or insolvency of the Company, the Depositor or the Trustee.


                                ARTICLE III

                           CONDITIONS PRECEDENT

            Section 3.1 Conditions Precedent to Effectiveness. This Agreement shall be effective upon the occurrence of the following conditions precedent:

            (a) Basic Documents. Each of the following documents shall have been executed and delivered by the parties thereto and be in full force and effect, the Provider shall have received, in the case of (i),
(iii), (iv), (vii), (viii) and (ix) below, copies thereof, in the case of
(ii) below, the duly executed Reimbursement Promissory Note, and, in the case of (v), (vi) and (x) below, duly executed counterparts thereof, and each such document shall be in form and substance satisfactory to the
Provider:

              (i) the Promissory Note with the Guarantee Legend of Eximbank endorsed thereon;

              (ii)  the Reimbursement Promissory Note;

              (iii) the Credit Agreement;

              (iv)  the Certificates;

              (v)   the Supplement;

              (vi)  the Master Terms;

              (vii) the Eximbank Guarantee Agreement;

             (viii) the Transfer Agreement;

              (ix) the Underwriting Agreement; and

              (x)  the Letter Agreement

            (b) No Default. After giving effect to the effectiveness of this Agreement, the Trustee shall have performed its obligations under the Declaration of Trust and the Company shall not be in default of (i) any of its obligations under the Letter Agreement or the Reimbursement Promissory Note or (ii) any of its material obligations under any of the other Company Documents.

            (c) Representations and Warranties. All representations and warranties of the Trustee contained in this Agreement shall be true and correct and with the same force and effect as though such representations and warranties had been made as of the Effective Date.

            (d) Certificates and Declaration of Trust in Full Force and Effect. The Certificates shall have been duly executed and authenticated by the Trustee pursuant to the Declaration of Trust and purchased by the Underwriter pursuant to the Underwriting Agreement and the Declaration of Trust and the Certificates shall be in full force and effect.

            (e) Eximbank Guarantee Agreement and Guarantee Legend in Full Force and Effect. The Eximbank Guarantee Agreement and the Guarantee Legend endorsed on the Promissory Note shall be in full force and effect.

            (f) Opinions of Counsel. The Provider shall have received (i) from Seward & Kissel, special counsel to the Trustee, a favorable opinion in form and substance satisfactory to the Provider and substantially to the effect set forth in Exhibit B; (ii) from the General Counsel of Eximbank, a favorable opinion in form and substance satisfactory to the Provider and substantially to the effect set forth in Exhibit C; and (iii) from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Provider, a favorable opinion satisfactory in form and substance to the Provider with respect to certain matters relating to this Agreement and the Eximbank Guarantee Agreement and the transactions contemplated hereby (including, without limitation, as to the enforceability of the Eximbank Guarantee Agreement against Eximbank).

            (g) Documentation and Proceedings. The Provider shall have received copies of this Agreement and incumbency certificates, all certified on the Effective Date by appropriate corporate authorities and satisfactory in form and substance to the Provider.

            (h) Trustee's Certificates. The Provider shall have received a certificate or certificates satisfactory in form and substance to the Provider and executed by an authorized officer of the Trustee certifying that it has received on behalf of the Trust and has in its possession the Promissory Note with the Guarantee Legend endorsed thereon.

            (i) Fees. Skadden, Arps, Slate, Meagher & Flom LLP shall have received its fee and expenses of $10,000 in connection with its acting as special counsel to the Provider.

            (j) No Adverse Law or Regulation. No law or regulation shall be applicable that, in the judgment of the Provider, restrains, prevents or imposes materially adverse conditions upon the transactions contemplated hereby.

            (k) Other Documents. To the extent not provided to the Provider pursuant to any other paragraph of this Section 3.1, the Provider shall have received copies of all agreements, certificates and other documents delivered in connection with the issuance of the Certificates together with, in the case of legal opinions, letters permitting the Provider to rely thereon.

            (l) Stamp Taxes and Similar Taxes Paid. All stamp taxes and similar taxes and duties payable in connection with the transactions contemplated by this Agreement shall have been paid in full.

            Section 3.2 Conditions Precedent to Each Advance. The obligation of the Provider to make an Advance shall be subject to the further conditions precedent that: (i) the Provider shall have received a Notice of Drawing in accordance with Section 2.2; (ii) no event has occurred and is continuing that constitutes a Reimbursement Failure; (iii) the amount of such Advance shall not exceed the amount of the Payment Deficiency on the date of the related Notice of Drawing and (iv) the Eximbank Guarantee Agreement and the Guarantee Legend shall be in full force and effect and Eximbank shall not have improperly dishonored any prior demand made under the Eximbank Guarantee Agreement.


                                ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES

            Section 4.1 Representations and Warranties of the Trustee .

            The Trustee hereby represents and warrants as follows:

              (i) Corporate Existence. The Trustee is duly organized, validly existing, and in good standing as a national banking association under the laws of the United States; and

              (ii) Corporate Power; Authorization. The Trustee has the full corporate power, authority and legal right to execute, deliver and perform this Agreement and the Declaration of Trust on behalf of the Trust and shall have taken all necessary action to authorize the execution, delivery, and performance by it of this Agreement and the Declaration of Trust. This Agreement and the Declaration of Trust have been duly executed and delivered by the Trustee.

                                 ARTICLE V

                          COMPANY FAILURE EVENTS

            Section 5.1 Company Failure Events. So long as the Eximbank Guarantee Agreement and the Guarantee Legend are in full force and effect, in the event of (i) the failure by the Company to reimburse the Provider for any Advance, and to pay any Interest applicable thereto, within two Colombian Business Days after such Advance was made by the Provider, or
(ii) the failure by the Company to pay any other amounts due under the Company Documents and the continuance of such failure for a period of 7 calendar days, the obligations of the Provider to make Advances shall, subject to the provisions of Sections 2.1 and 3.2, continue.

                                ARTICLE VI

                               MISCELLANEOUS

            Section 6.1 Exercise of Rights. No failure or delay on the part of the Provider to exercise any right, power or privilege under this Agreement and no course of dealing between either the Trustee, on behalf of the Trust or the Company and the Provider shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Provider would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of the other party to any other or further action in any circumstances without notice or demand.

            Section 6.2 Successors and Assigns. This Agreement shall bind, and the benefits hereof shall inure to, the Trust, the Trustee and the Provider and their respective successors and assigns, provided that (i) the Trustee, on behalf of the Trust may not transfer or assign any or all of its rights and obligations hereunder without the prior written consent of the Provider, (ii) the Provider shall not assign its rights and obligations hereunder without the prior written consent of the Trustee and
(iii) each of Moody's and Standard & Poor's shall have delivered to the Trustee written confirmation that any such assignment by the Provider shall not result in the qualification, downgrade or withdrawal of the then current ratings of the Certificates. Notwithstanding anything to the contrary contained herein, the Provider may assign any or all of its rights hereunder or under any other Company Document, the Declaration of Trust or the Eximbank Guarantee Agreement, as security, to any Federal Reserve Bank.

            Section 6.3 Headings. The descriptive headings of the various provisions of this Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

            Section 6.4 Notices; Requests; Demands. Except where telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and in the English language and shall be personally delivered or sent by registered, certified or express mail, postage prepaid, return receipt requested, or by facsimile transmission (with hard copy to follow) or prepaid telegram (with messenger delivery specified in the case of a telegram) and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this Section. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective facsimile or telephone numbers) and in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below:

      If to the Company:

         Empresa Colombiana de Petroleos
         Carrera 13
         Santa Fe de Bogota,
         Colombia
         Attention:  Diana Espinosa

         Telephone:     (571) 234-4858
                        (571) 234-4852
         Facsimile:     (571) 288-6440
                        (571) 288-5865

      If to the Provider:

         Citibank, N.A., acting
            through its Nassau Branch
         111 Wall Street
         Fifth Floor
         New York, NY  10005
         Attention:     Corporate Trust Department

         Telephone:  (212) 657-5778
         Facsimile:  (212) 657-3862

      If to the Trustee:

         Citibank, N.A., as Trustee
         111 Wall Street
         Fifth Floor
         New York, NY  10005
         Attention:     Corporate Trust Department

         Telephone:  (212) 657-5778
         Facsimile:  (212) 657-3862

      If to the Trust:

         Guaranteed Trade Trust 1997-A
         c/o Citibank, N.A., as Trustee
         120 Wall Street
         13th Floor
         New York, New York  10043
         Attention:  Corporate Trust Department

         Telephone:     212-412-6185
         Facsimile:     212-480-1615

            Section 6.5 Survival of Representations and Warranties. All representations and warranties contained in Article IV shall survive the execution and delivery of this Agreement and any Advance and shall continue so long as and until such time as all amounts reimbursable or payable hereunder shall have been reimbursed or paid in full or the Provider has any Commitment hereunder.

            Section 6.6 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            Section 6.7 Counterparts. This Agreement may be executed in any number of copies, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument.
            Section 6.8 Further Assurances. The Trustee, on behalf of the Trust agrees to do such further acts and to execute and deliver to the Provider such additional assignments, agreements, powers and instruments, as the Provider may prepare and require or deem advisable to carry into effect the purposes of this Agreement or to better assure and confirm unto the Provider its rights, powers and remedies hereunder; provided however, that the Trustee shall not be required to execute any such document which may in its sole judgment conflict with its duties or, so long as such execution is not required hereunder, increase its liability under this Agreement or the Declaration of Trust.

            Section 6.9 Recourse. (a) The obligations of the Trustee under this Agreement and the Declaration of Trust are solely the obligations of the Trustee, on behalf of the Trust. Except as expressly provided in
Section 3.7 of the Declaration of Trust, no recourse shall be had for the reimbursement or payment of any amount reimbursable or owing in respect of any Advance or Interest or for the payment of any fee hereunder or any other obligation of the Trustee or claim against the Trustee arising out of or based upon this Agreement or the Declaration of Trust against Citibank, N.A., in its individual capacity or any stockholder, employee, officer, director, duly designated agent or incorporator of the Trustee. Nothing in this Section 6.9 shall limit any rights that the Provider may have against Persons other than the Trustee, on behalf of the Trust.

            (b) The Provider agrees that the obligations of the Trustee on behalf of the Trust to remit funds hereunder in respect of Advances shall be payable solely from the Trust as provided in Section 5.3(b) of the Declaration of Trust and that, except as expressly provided in Section 3.7 of the Declaration of Trust, the Provider shall not look to any property or assets of the Trustee in respect of such obligations.

            Section 6.10 Judgment Currency. All payments required to be made hereunder by the Trustee on behalf of the Trust, shall be in United States Dollars, regardless of any law, rule, regulation or statute, whether now or hereafter in existence or in effect in any jurisdiction, which affects or purports to affect such obligations.

            Section 6.11 Effective Date. This Agreement shall become effective on the date (the "Effective Date") on which the Trustee on behalf of the Trust and the Provider shall have executed and delivered a counterpart of this Agreement and all of the conditions set forth in
Section 3.1 hereof have been satisfied.

            Section 6.12 Amendment. No amendment or waiver of any provision of this Agreement, nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by the Provider and the Trustee, on behalf of the Trust, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment hereto shall be effective unless the Trustee shall have received a statement in writing from each of the Rating Agencies that such amendment will not result in a downgrading or withdrawal of the rating assigned to the Certificates by such Rating Agency, which shall have received no less than 30 days notice (which notice may be waived by such Rating Agency) of such amendment.


            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

                                       CITIBANK, N.A., ACTING THROUGH ITS
                                          NASSAU BRANCH


                                    By:-----------------------------------
                                   Name:
                                  Title:


Accepted and agreed to this 26th day
of November 1997.

CITIBANK, N.A., not in its individual
capacity but solely as Trustee of

GUARANTEED TRADE TRUST 1997-A

By:------------------------------
   Name:
   Title:



                                                                EXHIBIT A


                             NOTICE OF DRAWING

Citibank, N.A., acting through
   its Nassau Branch
111 Wall Street
Fifth Floor
New York, NY  10005
Attention:  Corporate Trust Office


[Date]

Ladies and Gentlemen:

            The undersigned, Citibank, N.A., as Trustee of the Guaranteed Trade Trust 1997-A (the "Trust"), refers to the Liquidity Reimbursement Agreement, dated as of November 26, 1997 (the "Liquidity Reimbursement Agreement", the terms defined therein being used herein as therein defined), and hereby gives you notice, irrevocably, pursuant to Section
2.2 of the Liquidity Reimbursement Agreement, that the undersigned hereby requests an Advance under the Liquidity Reimbursement Agreement, and in that connection sets forth below the information relating to such Advance (the "Proposed Advance") as required by Section 2.2 of the Liquidity Reimbursement Agreement:

            The aggregate amount of the Proposed Advance is $_______________.

            Such amount shall be transferred as follows: [insert wiring instructions].

            The undersigned hereby certifies that on the date hereof, and on the date of the Proposed Advance, no event has occurred and is continuing that constitutes a Reimbursement Failure.

                                       Very truly yours,


                                       CITIBANK, N.A., not in its individual
                                       capacity but solely as Trustee of
                                       Guaranteed Trade Trust 1997-A


                                    By:____________________________________
                                   Name:
                                  Title:




                                                                EXHIBIT B

            A favorable opinion of Seward & Kissel, special counsel to the Trustee, in form and substance satisfactory to the Provider and substantially to the effect set forth below:

            (a) The Trustee is validly existing as a banking association organized under the laws of the United States, and has the power and authority (corporate and other) to enter into, and to take all action required of it under, the Declaration.

            (b) The Declaration has been duly authorized, executed and delivered by the Trustee and constitutes a legal, valid and binding agreement of the Trustee, enforceable against the Trustee in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, receivership, conservatorship, liquidation, reorganization, moratorium or other similar laws affecting the enforcement of rights of creditors of national banking associations generally, and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (c) The Certificates have been duly executed, authenticated and delivered by the Trustee on behalf of the Trust.




                                                                EXHIBIT C

            A favorable opinion of the General Counsel of Eximbank in form and substance satisfactory to the Provider and substantially to the effect set forth below:

            (a) Eximbank is a validly organized body corporate and agency of the United States of America for the purposes of the transaction contemplated by the Eximbank Guarantee Agreement with power and authority set forth in the Export-Import Bank Act of 1945, as amended, to enter into the Eximbank Guarantee Agreement in its capacity as guarantor of the principal of and interest on the Promissory Note, to endorse a Guarantee Legend on the Promissory Note and to issue Eximbank Payment Certificates with respect to the Promissory Note;

            (b) The Eximbank Guarantee Agreement has been duly and validly authorized, executed and delivered by Eximbank;

            (c) The endorsement of the Guarantee Legend on the Promissory Note has been duly and validly authorized by Eximbank and such Guarantee Legend has been endorsed on the Promissory Note issued by the Company and Eximbank's guarantee of payment of the principal of and interest on such Promissory Note will be a legal, valid and binding undertaking of Eximbank in accordance with the terms of the Guarantee Agreement, and such guarantee will be backed by the full faith and credit of the United States of America; and

            (d) The issuance of an Eximbank Payment Certificate with respect to the Promissory Note has been duly and validly authorized by Eximbank and, when such Eximbank Payment Certificate is issued by Eximbank pursuant to the terms of the Guarantee Agreement, Eximbank's payment obligation on such Eximbank Payment Certificate will be a legal, valid and binding undertaking of Eximbank in accordance with its terms, and such payment obligation will be backed by the full faith and credit of the United States of America.